Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

October 4, 2022

Morgan Stanley Institutional Fund Trust

Supplement dated October 4, 2022 to the Morgan Stanley Institutional Fund Trust Summary Prospectus, Prospectus and Statement of Additional Information dated January 28, 2022

Core Plus Fixed Income Portfolio (the "Fund")

Effective October 31, 2022, Jim Caron will no longer serve as a portfolio manager of the Fund. Accordingly, effective October 31, 2022, all references to Mr. Caron will be removed from the Fund's Summary Prospectus, Prospectus and Statement of Additional Information. Neil Stone, Matthew Dunning, Joseph Mehlman and Gregory Finck will remain portfolio managers of the Fund.

Please retain this supplement for future reference.

  MSCPFISPT-0922